Detail of Accrued Expenses and Other Current Liabilities (Notes)	12 Months Ended
Dec. 31, 2017
Detail of Accrued Expenses [Abstract]
Detail of Accrued Expenses and Other Current Liabilities
Accrued Expenses and Other Current Liabilities
Self-Insurance Accruals
We are self-insured for workers’ compensation and other risk products through our captive insurance subsidiaries. Our insurance claims and reserves include accruals of estimated settlements for known claims, as well as accruals of actuarial estimates of incurred but not reported claims. In estimating these reserves, historical loss experience and judgments about the expected levels of costs per claim are considered. We also utilize consultants to assist in the determination of certain estimated accruals. These claims are accounted for based on actuarial estimates of the undiscounted claims, including those claims incurred but not reported. We believe the use of actuarial methods to account for these liabilities provides a consistent and effective way to measure these highly judgmental accruals; however, changes in health care costs, accident frequency and severity, and other factors can materially affect the estimates for these liabilities. We regularly monitor the potential for changes in estimates, evaluate our insurance accruals, and adjust our recorded provisions.
Detail of Accrued Expenses and Other Current Liabilities

	As of December 31,
(In millions)	2017	2016
Payroll and other compensation	$268	$155
Self-insurance claims and reserves	192	179
VICI Call Right	177	—
Accrued taxes	137	56
Advance deposits	126	33
Disputed claims liability (See Note 11)	112	—
Chip and token liability	38	20
Other accruals	276	198
Total accrued expenses and other current liabilities	$1,326	$641